Exhibit 10.12

SUBSCRIPTION AGREEMENT

股权认购协议

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of December 6, 2012, by and between China Commercial Credit, Inc., a Delaware corporation (the “Company”), and the subscriber listed on Schedule 1 hereto (the “Subscriber”).
本股权认购协议（以下称“本协议”）由China Commercial Credit, Inc., 一家美国特拉华州公司（以下称“发行方”）和本协议日程表1中所列的认购方（以下称“认购方”）于2012年12月6日订立。

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);
鉴于，发行方与认购方依据美国证券交易委员会（以下称“证券委员会”）根据修订的《1933年证券法》（以下称“1933年法案”）所颁布的第4（2）节、第4（6）节和/或D条例（以下称“D 条例”）中证券登记豁免的规定而签署和递交本协议；

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber shall purchase the number of  shares as shown on schedule 1 below of the Company’s Series B Convertible Preferred Stock, $0.001 par value (the “Preferred Stock” or the “Securities”) at a per share price of $500.00 (the “Offering”) for an aggregate purchase price ( the “Purchase Price”) as shown on Schedule 1 ;
鉴于，根据本协议条款和受制于本协议条件，双方欲由发行方根据本协议规定向认购方发行和出售，并且认购方以面值每股0.001美元的价格向发行方购买每股价值为500.00美元（以下称“证券发行”）的B系列可转换优先股（以下称“优先股”或“认购证券”），合计的认购总额（以下称“认购总额”）参见日程表1；

WHEREAS, pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock, Exhibit B herein, each share of Preferred Stock outstanding on the date on which the Company consummates an initial public offering (“IPO”) of its securities shall, automatically and without any action on the part of the holder thereof, convert into a number of shares of Common Stock equal to the result from the Purchase Price times 4 divided by the IPO price.
鉴于，根据指定的优先权的证书，参见附件B，B系列可转换优先股的权利和限制，在发行方完成首次公开发行（首次公开发行）之日，已经认购的B系列可转换优先股应按约定以首次公开发行的初始价为准自动转换成普通股。优先股持有人在不采取任何行动的情况下，收到普通股的股数应相当于认购总额的4倍去除以首次公开发行股初始价。

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:
基于此，考虑到本协议项下的双方约定和其他规定，发行方与认购方现达成如下协议:

1.           Closing Date.   The “Closing Date” shall be the date that the Purchase Price is transmitted by wire transfer to the account set forth on Exhibit A or otherwise credited to or for the benefit of the Company. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, Subscriber shall purchase and the Company shall sell to Subscriber shares of Preferred Stock for $500 per share for an aggregate Purchase Price as shown on Schedule 1.
1.           交割日。交割日指认购总额以电汇方式支付给发行方或以其他方式计入发行方在附件A中指定的账户或使发行方获益之日。受制于对本协议条款和条件的满足或放弃，在交割日，认购方应购买、且发行方应向认购方出售根据本协议日程表1所规定，以每股$500美元的价格认购优先股。

2.           Authorized Expenses.
2.           经授权开支。

The Company shall be entitled to use the proceeds from the sale of the Securities for Authorized Expenses.  For purposes of this Section 2, “Authorized Expenses” shall be mean legal fees, accounting fees, consulting fees, placement agent fees, marketing costs, transaction development expenses and due diligence costs and expenses that the Company believes, in its sole and absolute discretion, are necessary to facilitate the consummation of the Intended Transaction (as hereinafter defined), including without limitation legal fees for the services of legal counsel to represent the Company and/or the Acquirer (as hereinafter defined) in connection with the Intended Transaction, including necessary filings with the United States Securities and Exchange Commission, fees of auditors to audit the financial statements of the Acquirer  that are required to be filed with the United States Securities and Exchange Commission, travel and entertainment directly related to a potential Intended Transaction, personnel costs, legal and accounting costs for the services of foreign counsel and accounting professionals, and other related expenses, including the Company’s general operating expenses.  In addition, up to 25% of the net proceeds from this Offering may be used by Regeneration Capital Group, LLC for its own general operating expenses.
发行方应有权将出售认购证券所获得的收益用作经授权开支。 为本第2条之目的，“经授权开支”应指发行方经单方自主决定确信为促使意向交易（定义如下）完成所必需的法律费用、会计费用、咨询费用、承销商费用、营销成本、交易发展开支、尽职调查花费和开支，包括但不限于向代表发行方和/或收购方（定义如下）的法律顾问支付的与意向交易有关的法律服务费用，包括向美国证券交易委员会进行必须的备案、向审计师支付的审计美国证券交易委员会要求备案的收购方财务报表的费用、与潜在意向交易直接相关的差旅和公关费、人事成本、外国顾问和会计专业人员的法律和会计服务费用以及其他开支，包括发行方的一般经营开支。此外，本次证券发行所得款项净额的最多25%可被Regeneration Capital Group, LLC 用于其自身一般经营开支。

3.           Subscriber Representations and Warranties.  The Subscriber hereby represents and warrants to and agrees with the Company that:
3．        认购方陈述与保证。认购方特此向发行方作出如下陈述与保证，并与发行方约定如下：

(a)           Organization and Standing of the Subscriber.  The Subscriber is an individual or a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.
(a)           认购方的组织和记录。认购方是个人或者是根据其设立地管辖法律依法设立、有效存续且记录良好的公司。

(b)           Authorization and Power.  The Subscriber has the requisite power and authority to enter into this Agreement and to purchase the Securities being sold to it hereunder.  The execution, delivery and performance of this Agreement by Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Subscriber or its Board of Directors or stockholders, if applicable, is required.  This Agreement has been duly authorized, executed, and when delivered by Subscriber, constitutes, a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms thereof.
(b)           授权与权力。认购方拥有签署本协议和根据本协议购买向其出售的认购证券所必需的权力和授权。认购方对本协议的签署、递交和履行以及对从而或因此产生的拟定交易的完成已经通过所有必要公司行为获得充分授权，不再需要认购方或其董事会或股票持有人进一步的同意或授权（如可适用）。本协议已经充分授权和签署，一旦经认购方递交，则构成对认购方有效及有约束力的义务并可根据本协议条款对认购方强制执行。

(c)           No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of the Subscriber’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which the Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber).  The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.
(c)           不冲突。本协议的签署、递交和履行以及对从而、因此产生或有关的拟定交易的完成并未且将来也不会（i）导致违反认购方的许可文件、章程或其他组织性文件，如可适用；（ii）与认购方做为协议一方的任何协议相冲突或构成不履行（或事件，该事件因通知或时间推移或兼具前述两种原因而构成不履行）；以及（iii）导致违反可适用于认购方或其财产的任何法律、规定、法规或任何法院或政府机构发布的命令、判决或法令（单独或集合不会对认购方产生重大不利影响的冲突、不履行和违反除外）。为签署、递交本协议或履行其在本协议下的任何义务或根据本协议条款购买认购证券，认购方无需获得任何法院或政府机构的任何同意、授权、命令或者向法院或政府机构进行任何备案或登记，前提是为作出本句陈述之目的认购方假设并信赖发行方在本协议中相关陈述和约定的准确性。

(d)           Information on Company.   The Subscriber has been furnished with or has had access to such information and materials as have been requested by the Subscriber.  In addition, Subscriber may have received in writing from the Company such other information concerning its operations, financial condition prospects and other matters as the Subscriber has requested in writing, (such other information is collectively, the "Other Written Information"), and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities.
(d)           发行方相关信息。认购方已被提供或已能获取到其已要求提供的信息和材料。此外，认购方可能已经从发行方处以书面方式获得其书面要求提供的与发行方的运营、财务状况前景和其他事宜有关的其他信息（该等其他信息合称“其他书面信息”），并已考虑了认购方认为的判定投资认购证券适当性的所有重要因素。

(e)           Information on the Subscriber.   The Subscriber is, an "accredited investor", as such term is defined in Rule 501of Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.  The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.
(e)           认购方相关信息。认购方是证券委员会根据1933年法案所颁布的D条例第501条下所定义的“合格投资者”，富有投资和商业活动经验，曾开展投机性投资并曾在私募融资中购买过美国上市公司证券，并且认购方及其代表具有金融、税务和其他商业方面的知识和经验因而使得认购方能够利用从发行方处获得的信息评估潜在认购的优势和风险并作出关于潜在认购这一投机性投资的明智投资决定。认购方已获得相关授权并具有充分合法的资质购买和持有认购证券。认购方能够在不确定期限内承担该等投资的风险，并能负担该等投资的全部损失。

(f)           Purchase of Securities.  On the Closing Date, the Subscriber will purchase its Securities as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.
(f)           认购证券的购买。在交割日，认购方将作为投资主体仅为其自身投资负责来购买认购证券，不以公开出售或分配认购证券为目的，也不用于与公开出售或分配认购证券有关的再销售。

(g)           Compliance with Securities Act.   The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.
(g)           遵守证券法。认购方理解并同意，由于交易中认购证券的发行无需根据1933年法案登记（部分基于认购方在本协议中所作出的陈述与保证的准确性），认购证券并未根据1933年法案或任何可适用的州证券法律进行登记，且理解并同意，必须无限期持有认购证券，除非后续处置根据1933年法案或可适用的州证券法进行了登记或免于登记。

(h)           Legend.  The Preferred Stock shall bear the following or similar legend:
(h)           说明。优先股应附有如下或类似说明：

"THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT."
“该证明所代表的证券的发行与销售并未根据修订的1933年证券法或可适用的州证券法律进行登记。（I）如未能提供（A）根据修订的1933年证券法进行的有效证券登记陈述，或者（B）以通用格式出具的顾问意见（由持有人选定的顾问）表示根据前述法律无需登记；或者（II）除非根据前述法律的第144条或上述第144A条出售，本证券不得许诺出售、出售、转让或出让。”

(i)           Communication of Offer.  The offer to sell the Securities was directly communicated to the Subscriber by the Company.  At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.
(i)           要约通知。出售认购证券的要约是由发行方直接通知了认购方。在任何时候发行方均未曾向认购方呈送任何传单、报纸、杂志文章、无线电或电视广告或其他任何形式的一般广告或已前述形式进行推销，且未曾鼓动或邀请认购方参加与要约通知无关或未与要约通知同时进行的推广会议。

(j)           Restricted Securities.   The Subscriber understands that the Securities have not been registered under the 1933 Act and Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.  Notwithstanding anything to the contrary contained in this Agreement, Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each Parent or subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
(j)           限制性证券。认购方理解，认购证券未根据1933年法案进行登记，除非根据1933年法案下的有效登记陈述或除非登记可以豁免，认购方不得出售、许诺出售、出让、质押、担保或以其他方式转让任何认购证券。尽管本协议中包含相反规定，认购方可以向其关联方（定义如下）转让（无限制也无需顾问意见）认购证券，前提是该关联方是D条例下的“合格投资者”并同意受本协议条款和条件的约束。为本协议之目的，任何个人或实体的“关联方”是指直接或间接控制该个人或实体、或受该个人或实体控制的、或与该个人或实体共同直接或间接受控的任何其他个人或实体。关联方包括发行人的每一家母公司或附属机构。为本定义之目的，“控制”是指通过持有有表决权的证券、合同安排或其他方式从而拥有主导该个人或实体的管理与政策的权力。

(k)           No Governmental Review.  The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
(k)           无政府审查。认购方理解，美国联邦或州政府机构或其他政府机构或州机构未曾审核、推荐或支持认购证券或对认购证券进行投资的适当性，该等机构也未曾审核或支持发行认购证券的优势。

(l)           Correctness of Representations.  The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.
(l)           陈述的正确性。认购方陈述，上述陈述与保证截至本协议签署之日是真实准确的，并且除非认购方在交割日前另行通知发行方，上述陈述与保证截至交割日应真实准确。

(m)           Survival.  The foregoing representations and warranties shall survive the Closing Date.
(m)           存续。上述陈述与保证在交割日后继续有效。

4.           Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that:
4.           发行方的陈述与保证。发行方向每一认购方作出如下陈述与保证，并与认购方达成约定如下：

(a)           Due Incorporation.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company.
(a)           依法成立。发行方是依照其设立地法律依法成立、有效存续并记录良好的公司，并且具有必备的公司权力以拥有自身财产和开展目前的经营行为。发行方是一家具有相关资质在其从事经营活动或其所拥有的财产的性质要求其必须具有该等资质的法域（除在虽不具有该等资质但不会导致重大不利影响的法域外）经营业务并记录良好的外国公司。为本协议之目的，“重大不利影响”应指对发行方的财政状况、运营结果、发展前途、财产或业务的实质不利影响。

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.
(b)           未发行股份。发行人所有已发行和未发行的股份和股权均已经充分授权、有效发行且全额支付并无需加缴费用。

(c)           Authority; Enforceability.  This Agreement, the issuance of the Securities and any other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder.
(c)           授权；执行性。本协议、认购证券的发行以及任何其他与本协议一起递交或与本协议有关的协议均已经发行方充分授权、签署和递交，且均为有效并有约束力的发行方协议，可根据该等协议条款执行，但受制于破产、资不抵债、欺诈转让、重组、延期偿付以及具有一般适用性的与债权人一般权利和一般股权原则有关或影响债权人一般权利和一般股权原则的类似法律。发行方具有完全公司权力和必要授权签订和递交本协议并履行本协议项下的义务。

(d)           Capitalization and Additional Issuances.   The authorized and outstanding capital stock of the Company on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 2.  Except as set forth on Schedule 2, there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries.  The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 2.  There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock or Preferred Stock.
(d)           股本总额和额外发行。截至本协议签署日和交割日，在充分稀释基础上授权和未发行的发行方股份（不含认购证券）见日程表2。除日程表2的规定外，并无可转化为、可交换或赋予任何认购权购买发行方或任何其附属机构的股份或其他股权的期权、保证、认购权、担保、权利、理解或义务。目前有效或拟定的管理人员、董事、员工和顾问的发行公司股票期权或股权激励计划或类似计划仅在日程表2中列明。无影响发行方普通股和优先股的未完成协议、优先购买权及类似权利。

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, or the Company's shareholders is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder, including, without limitation, the issuance and sale of the Securities.  The Company’s performance of its obligations thereunder has been unanimously approved by the Company’s Board of Directors.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect on the assets or business of the Company  or the consummation of any of the other agreements, covenants or commitments of the Company or any subsidiary contemplated hereby. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.
(e)           同意。发行方签署、遵守本协议及履行本协议下其义务时无需获得对发行方有管辖权的任何法院、政府机构或部门或仲裁员、或其任何关联方或股东的同意、批准、授权或命令，包括但不限于认购证券的发行和出售。发行方董事会已一致同意发行方履行其在本协议下的义务。发行方或其任何关联方无需为完成本协议拟定交易获得任何对发行方的财产或业务、或对发行方或任何其附属机构从而拟定的任何其他协议、义务或承诺的完成造成重大不利影响的来自政府部门（包括但不限于美国或世界上其他地区）的同意、批准、命令、授权、登记、资质、指定、声明或备案。任何上述资质将在交割时有效，任何上述备案将在法律规定的时间内完成。

(f)           No Violation or Conflict.  Assuming the representations and warranties of the Subscriber in Section 5 are true and correct, neither the issuance nor sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:
(f)           不违反或不冲突。假设第5条中认购方的陈述与保证真实正确，发行和出售认购证券以及发行方履行其在本协议和发行方签署的与本协议有关的所有其他协议项下的义务均不会：

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or
(i)           违反、冲突、导致以下文件的违约或根据以下文件构成不履行（或事件，该事件因给予通知或时间推移或兼具前述两种原因而具有构成不履行的合理可能）：（A）发行方的设立章程、设立证书、特许状或章程；（B）发行方所知的对其或对其任何关联方的财产或资产有管辖权的任何法院、政府机构或部门或仲裁员签发的适用于发行方的任何法令、判决、命令、法律、条约、规则、法规或决定；（C）任何发行方或其任何关联方为当事方的、对发行方或其任何关联方有约束力的、或发行人或其任何关联方的任何财产是标的的债券、信用债券、票据或任何其他债务凭证以及任何协议、股票期权或其他类似计划、契据、租约、抵押、信托契约或其他文件的条款；或（D）发行方或其任何关联方为当事人的任何承销协议或类似协议中的任何“锁定期”条款或类似条款，除非该等违反、冲突、违约或不履行不会造成重大不利影响；或

(ii)          result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of Subscriber as described herein; or
(ii)          导致在认购证券、发行方或其任何关联方的任何财产上创设或施加任何留置权、担保或权利负担，除非是根据本协议做出的有利于认购方的创设或施加；或

(iii)         except as described on Schedule 3(a), result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or
(iii)         除日程表3(a)规定的以外，导致激活了任何反稀释权利、或对发行方的任何债权人或股权持有者或有权接收发行方任何债务、股权或有价证券的权利人的债务、股权或有价证券的重设或重新定价，或导致发行方债务到期日的加快；或

(iv)         except as described on Schedule 3(b), result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.
(iv)         除日程表3(b)规定的以外，导致任何持有发行方证券或有权接收发行方证券的任何个人或实体的任何共同登记权或其他登记权的触发。

(g)           The Securities.  The Securities upon issuance:
(g)           认购证券。认购证券在发行时：

(i)           are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;
(i)           其上无或将无任何担保权益、留置权、请求权或其他权利负担，仅受制于根据1933年法案和任何适用的州证券法在转让时的限制；

(ii)          have been, or will be, duly and validly authorized and issued, fully paid and non-assessable; and
(ii)          已经或将经充分有效授权和发行，且全额支付并无需加缴任何费用；且

(iii)         have not been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company.
(iii)         不会在违反发行方任何证券持有者或有权获得发行方证券的权利人的任何优先购买权或其他类似权利发行或出售。

(h)           Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations hereunder.
(h)           诉讼。尽发行方所知，在对发行方或其任何关联方有管辖权的任何法院、政府机构或部门、仲裁员中无尚在审理或潜在的影响发行方签署本协议或完全及时履行本协议项下义务的诉讼、起诉、司法程序或调查。

(i)           Intended Transaction.  The Company intends to undertake an initial public offering pursuant to which the Company shall become a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act (the “Intended Transactions”).  Subscriber consents to such transactions provided the conditions of this Agreement have been complied with by the Company.
(i)           意向交易。发行方拟进行首次公开发行交易，依此交易，发行方应成为一家上市公司，并且依据修订的1934年证券交易法（以下称“1934年法案”）第13条履行报告义务，或者发行方持有依据1934年法案第12（g）条注册的一类普通股（以下称“意向交易”）。认购方同意该交易，前提是发行方满足了本协议的有关规定。

(j)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.
(j)           陈述的正确性。发行方陈述，截至本协议签署日前述陈述与保证在所有重大方面均真实、正确，且除非发行方在交割日前另行通知认购方，截至交割日也应在所有重大方面真实、正确；前提是如果该陈述或保证是于截至其他日期做出，则截至该日该陈述或保证应真实。

(k)           Survival.  The foregoing representations and warranties shall survive the Closing Date.
(k)           存续。上述陈述与保证在交割日后继续有效。

5.           Miscellaneous.
5.           其他条款。

(a)           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: China Commercial Credit, Inc., 156 West 56th St. Suite 702, NY, NY 10019, and (ii) if to the Subscriber, to: the mail and email addresses indicated on Schedule 1 hereto.
(a)           通知。所有本协议下所要求或允许的通知、要求、请求、同意、批准及其他交流应为书面形式，并且除非本协议另行规定，应（i）由专人投递，（ii）通过邮资已付并要求回执的挂号信寄送，（iii）通过信誉良好的航空快递服务邮寄并预付邮资，或者（iv）通过人工、电报、或传真传达至以下地址或者一方通过书面通知最新指定的其他地址。任何根据本协议所要求或允许作出的通知或者其他交流应在下述情形下生效：（a）如通过人工投递或传真至以下指定地址或号码并由传输传真设备生成准确接收确认函，则于投递或传真时即时生效（如在该通知预计接收处的工作日的正常工作时间内递送或发出），或者于发出后第一个工作日生效（如未在该通知预计接收处的工作日的正常工作时间内投递或发出）或者（b）以快递邮寄（邮资全额已付）至指定地址的于投递后的第二个工作日生效或者于实际收到之日生效（以较早者为准）。通知地址应为： （i） 如致公司，发至：China Commercial Credit, Inc., 156 West 56th St. Suite 702, NY, NY 10019 （ii） 如致认购方，发至：本协议日程表1所示地址和传真号码。

(b)           Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.  Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.  No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.
(b)           完整协议；转让。本协议及递交的与本协议有关的其他文件构成了双方就本协议所述主题事项的完整协议，对本协议及递交的与本协议有关的其他文件的任何修改仅能以书面形式并经由双方签字后方能生效。发行方及认购方均未依赖未在本协议及递交文件中包含或提及的陈述。未经事先通知认购方并经认购方同意，发行方不得转让其在本协议项下的权利和义务。

(c)           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by electronic transmission.
(c)           文本/履行。  本协议可签署任意数量的文本，并经相关签字人分别签署，每份经签署的文本均应视为原件，但所有文本构成同一份文据。本协议可通过传真签署并通过电子形式递送。

(d)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.
(d)           管辖法律。本协议应适用纽约州法律并依据纽约州法律做出解释，但冲突法规则除外。由一方针对另一方提起的任何与本协议拟定交易相关的诉讼应仅向纽约州法院或者位于纽约州、郡的联邦法院提起。本协议双方不可撤销的放弃对根据本协议提起的任何诉讼的任何管辖权异议和对审判地点的争议，并不得基于缺乏管辖权或审理地点或基于不利于审理法院原则提出任何抗辩。本协议及本协议提及的其他协议或代表公司递交与本协议有关的其他协议的签署各方同意向具有属人管辖权的法院提起诉讼，并不可撤销的放弃陪审团审判。胜诉方有权要求另一方补偿胜诉方合理的律师费及费用。如果根据可适用的法律或法规本协议或者递交的与本协议有关的任何其他协议中的条款是无效或者不可执行的，则该条款应在其可能与法律法规造成冲突的范围内被视为无效并应当被加以修正以符合该等法律或法规。任何依据任何法律可能被证实为无效或不可执行的条款不应影响任何协议中任何其他条款的效力和可执行性。各方不可撤销的放弃对人送达法律程序文件，并同意通过挂号邮件或隔夜送达服务（附送达证明）的方式将与本协议有关的起诉、诉讼或程序中的法律程序文件的复印件寄送至该方根据本协议有效的通知地址，并同意该等送达应构成充分有效的法律程序文件和通知送达。本协议的任何内容均不应视为以任何方式限制法律所允许的以其他方式送达法律程序文件的任何权利。

(e)           Specific Enforcement, Consent to Jurisdiction.  The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  The Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.
(e)           特别执行；管辖同意。 发行方及认购方承认并同意如果本协议的任何条款未能根据其专门约定予以履行或以其他方式被违反将会产生不能弥补的损失。 双方据此同意在其根据法律或衡平法有权享有的任何其他救济之外，双方有权申请一项或多项强制令以避免和消除对本协议条款的违反以及特别执行本协议条款。发行方不可撤销的放弃并同意在任何起诉、诉讼或法律程序中不提出其不受纽约州法院属人管辖、该提起的起诉、诉讼或法律程序是在不便审理的法院、或起诉、诉讼或法律程序的审判地不适当的任何诉求。本条不应视为限制或影响法律所允许的以其他方式送达法律程序文件的任何权利。

(f)           Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.
(f)           可分割性。如果根据可适用法律本协议的任何条款最终被有管辖权的政府机关认定为被替代、无效、非法或因其他原因不可执行，则该认定不应损害或影响：(i)呈至该政府机关前的本协议其他条款的有效性、合法性或可执行性，并应在执行时视作不可执行条款已被删除；及(ii)呈至任何其他政府机关前的本协议任何条款的有效性、合法性或可执行性。

[SIGNATURE PAGE FOLLOWS/以下为签署页]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

股权认购协议签署页

Please acknowledge your acceptance of the foregoing CHINA COMMERCIAL CREDIT, INC. Subscription Agreement by signing on Schedule 1 below and returning a copy to the undersigned whereupon it shall become a binding agreement between us.
请在下面的日程表1上签署以确认您对前附CHINA COMMERCIAL CREDIT, INC.股权认购协议的接受并呈交一份复印件至以下签署方，本文件将因此成为对贵我双方具有约束力的协议。

CHINA COMMERCIAL CREDIT, Inc. a Delaware corporation/一家特拉华州公司

Date	By/签署:
Name/姓名: Ronald Altbach
Title/职位: President/总裁

Dated: ___________, 2012
日期：2012年___月___日

Schedule 1/日程表1

SUBSCRIBER/认购方
Name/姓名:	Signature/签名:
Subscriber Address/认购方的地址:	Subscriber Email/认购方的电子邮件:
Company/公司	China Commercial Credit, Inc.
Series B Preferred Shares Purchased/ B系列可转换优先股股数	A
Price Per Share	B $ 500.00
Purchase Price/认购总额	A x B =

SCHEDULE 2

日程表2

100,000,000 shares of common stock authorized, $0.001 par value per share.
10,000,000 shares of preferred stock authorized, $0.001 par value per share, of which 5,000,000 shares are designated as Series B Convertible Stock.

授权发行100,000,000 股普通股，每股面值0.001美元。
授权发行10,000,000 股优先股，每股面值0.001美元，其中5,000,000被指定为B系列可转换优先股

SCHEDULE 3

日程表3

Schedule 3(a)
日程表3(a)
None.
无。

Schedule 3(b)
日程表3(b)
None.
无。

Exhibit B

CHINA COMMERCIAL CREDIT, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES B CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

The undersigned, the President of China Commercial Credit, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of the General Corporation Law of the State of Delaware (the "Delaware Law"), does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the following resolution creating a series of Convertible Preferred Stock, was duly adopted on December 6, 2012:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there hereby is created out of the shares of Preferred Stock, $.001 par value, of the Company (the "Preferred Stock,"), a series of Preferred Stock of the Company, to be named "Series B Convertible Preferred Stock," consisting of five million (5,000,000) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

1.           Designation; Number of Shares.

The designation of said series of Preferred Stock shall be Series B Convertible Preferred Stock (the "Series B Preferred Stock").  The number of shares of Series B Preferred Stock shall be 5,000,000.  The shares of Series B Preferred Stock shall be issued as full shares and shall have a par value of $.001 per share.  The Series B Preferred Stock shall rank (i) prior to the common stock, $.001 par value (the "Common Stock"), and to all other classes and series of equity securities of the Company which by their terms do not rank senior to the Series B Preferred Stock ("Junior Stock") and (ii) junior to any class or series of equity securities which by its terms shall rank senior to the Series B Preferred Stock.  The Series B Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding.  The Series B Preferred Stock shall have a Stated Value equal to $0.001 per share (the “Stated Value”).

2.           Mandatory Conversion.

1. Each share of Series B Preferred Stock outstanding on the Mandatory Conversion Date shall, automatically and without any action on the part of the holder thereof (the “Holder”), convert into a number of shares of Common Stock equal to the quotient resulting from the purchase price of the Series B Preferred Stock times 4 divided by the IPO price.

(b)           As used herein, a "Mandatory Conversion Date" shall be the date on which the Company consummates an initial public offering (the “IPO”) of its securities.

(c)           On the Mandatory Conversion Date, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the Holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Series B Preferred Stock unless certificates evidencing such shares of Series B Preferred Stock are either delivered to the Company or the Holder notifies the Company that such certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.  Upon the occurrence of the automatic conversion of the Series B Preferred Stock pursuant to this Section 2, the Holders shall surrender the Preferred Stock Certificates representing the Series B Preferred Stock for which the Mandatory Conversion Date has occurred to the Company and the Company shall deliver the shares of Common Stock issuable upon such conversion to the Holder within five (5) business days of the Holder's delivery of the applicable Preferred Stock Certificates.

(d)           No fractional interests in Common Stock shall be issued upon conversion of shares of Series B Preferred Stock.  In lieu thereof any fractional share will be rounded to the nearest whole share of Common Stock (with .5 being rounded up).

(e)           Upon any conversion of shares of Series B Preferred Stock, the shares so converted shall have the status of authorized and unissued shares of Preferred Stock, unclassified as to series, and the number of shares of Preferred Stock which the Corporation shall have authority to issue shall not be decreased by the conversion of shares of Series B Preferred Stock.

(f)           The Corporation will pay any and all issue or other similar taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock in the name other than that in which the Series B Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.  Anything herein to the contrary notwithstanding, the Corporation shall not be responsible or liable for any income, franchise or similar taxes imposed on the Holder of any share of Series B Preferred Stock upon conversion thereof or otherwise.

3.           Liquidation Rights.

(a)           Upon the dissolution, liquidation, or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, an amount in cash equal to the aggregate Stated Value of the shares of Series B Preferred Stock then outstanding, plus any accrued but unpaid dividends (or, if there be an insufficient amount to pay all Series B Preferred Stockholders, then ratably among such Holders), but before any payment shall be made to the holders of Junior Stock.

(b)           A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 3.  In the event of the merger or consolidation of the Company with or into another corporation, the Series B Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

4.           Voting Rights.

(a)           The Holders of the Series B Preferred Stock shall be entitled to such number of votes as is equal to the number of shares of Common Stock into which such shares are convertible pursuant to Section 2 of this Certificate, whether or not the Mandatory Conversion Date has occurred.

(b)           The affirmative vote of the Holders of a majority of the issued and outstanding shares of the Series B Preferred Stock voting as a separate class, shall be required to change the powers, preferences or special rights of the shares of the Series B Preferred Stock in relation to the shares of Common Stock.

5.           Lost or Stolen Certificates.

Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series B Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation of Series B Preferred Stock to be duly executed by its Chief Executive Officer this 6th day of December 2012, who, by signing their names hereto, acknowledge that this Certificate of Designation is the act of the Company and state to the best of his knowledge, information and belief, under the penalties of perjury, that the above matters and facts are true in all material respects.

CHINA COMMERCIAL CREDIT, INC.
Date
President